U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 12, 2005


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 7.01,"Regulation FD Disclosure" and Item 2.02, " Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                               May 12, 2005


                           Berkeley Technology Limited

                                Financial Results
                              For the Quarter Ended
                                 March 31, 2005


London,  May 12, 2005 - Berkeley  Technology Limited (OTCBB:  BKLYY.PK,  London:
BEK.L) (the "Company") today reported financial results for its fiscal quarter ended March 31, 2005. The Company's consolidated net loss, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for the first quarter of 2005, was $1.2 million, or $(0.02) per diluted share and $(0.23) per diluted ADR, compared with a loss of $6.7 million, or $(0.13) per diluted share and $(1.32) per diluted ADR, for the same period in 2004.

The Company reports net income (loss) and diluted earnings (loss) per share and ADR in accordance with U.S. GAAP.

The Company is in the process of implementing cost reductions that resulted in employee redundancy costs of approximately $373,000 in the first quarter of 2005. For the first quarter in many years, the impact of stock market volatility was negligible following the sale of Packeteer common stock during 2004, as well as the sale of all but $0.1m of other listed equity securities during January 2005. Net realized and unrealized investment losses totaled $0.1 million in the first quarter of 2005, compared to net realized and unrealized investment losses of $5.5 million in the first quarter of 2004.

London Pacific Assurance Limited ("LPAL"), the Company's Jersey, Channel Islands based insurance company, continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during the first quarter of 2005 by $1.3 million to $19.9 million primarily due to maturing policies. As of March 31, 2005, LPAL's corporate bonds, cash and accrued interest totaled $30.6 million.

The Company now focuses on its venture capital and consulting business, which works with North American technology companies that are looking to grow their businesses or to expand their investor base overseas, primarily in Europe and Japan. The Company advises on overseas operations, assists in locating partners, customers and investment capital, and occasionally takes principal positions where the case is compelling and the timeframe for realization could be relatively short. It is still early in the process but consulting fees are now being generated.

                                      *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.


Please address any inquiries to:

Ian Whitehead                              Jersey                 (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


Form 10-Q for the quarter ended March 31, 2005

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Condensed Consolidated Statements of Operations
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                                                 Three Months Ended
                                                                                      March 31,
                                                                          ..............................

                                                                                   2005             2004
                                                                          .............    .............

 Revenues:
 Investment income                                                           $      397       $      357
 Insurance policy charges                                                             -                2
 Consulting and other fee income                                                    143               97
 Net realized investment losses                                                     (43)            (644)
 Change in net unrealized investment gains and losses on
   trading securities                                                               (22)          (4,833)
                                                                          .............    .............

                                                                                    475           (5,021)
 Expenses:
 Amounts credited on insurance policyholder accounts                                290              384
 Operating expenses                                                               1,339            1,278
                                                                          .............    .............
                                                                                  1,629            1,662
                                                                          .............    .............
 Loss before income tax expense                                                  (1,154)          (6,683)

 Income tax expense                                                                   5                7
                                                                          .............    .............
 Net loss                                                                    $   (1,159)      $   (6,690)
                                                                          .............    .............
                                                                          .............    .............


 Basic and diluted loss per share and ADR:

 Basic and diluted loss per share                                            $    (0.02)      $    (0.13)
                                                                          .............    .............
                                                                          .............    .............

 Basic and diluted loss per ADR                                              $    (0.23)      $    (1.32)
                                                                          .............    .............
                                                                          .............    .............


Berkeley Technology Limited
Condensed Consolidated Balance Sheets
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                              March 31,     December 31,
                                                                                   2005             2004
                                                                           ............    .............
                                 ASSETS

Investments (principally of life insurance subsidiary):
   Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $24,087 and
      $21,341 as of March 31, 2005 and December 31, 2004, respectively)      $   24,033       $   21,377
    Held-to-maturity, at amortized cost (fair value: $8,220 and $0
      as of March 31, 2005 and December 31, 2004, respectively)                   8,289                -

   Equity securities:
    Trading, at fair value (cost: $102 and $586 as of March 31,
      2005 and December 31, 2004, respectively)                                      46              552
    Available-for-sale, at estimated fair value (cost: $850 as of
      March 31, 2005 and December 31, 2004)                                         850              850
                                                                          .............    .............
Total investments                                                                33,218(1)        22,779

Cash and cash equivalents                                                         6,498(1)        19,495
Cash held in escrow                                                               1,009            1,005
Accrued investment income                                                         1,017              737
Other assets                                                                        502              691
                                                                          .............    .............
Total assets                                                                 $   42,244       $   44,707
                                                                          .............    .............
                                                                          .............    .............
                  LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                            $   19,891       $   21,229
Accounts payable and accruals                                                       700              585
                                                                          .............    .............
Total liabilities                                                                20,591           21,814
                                                                          .............    .............
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
   64,439,073 shares issued and outstanding  as of March 31, 2005 and
   December 31, 2004                                                              3,222            3,222
Additional paid-in capital                                                       67,660           68,615
Retained earnings                                                                13,770           14,929
Employee benefit trusts, at cost (13,522,381 and 13,684,881 shares as of
   March 31, 2005 and December 31, 2004, respectively)                          (62,598)         (63,571)
Accumulated other comprehensive loss                                               (401)            (302)
                                                                          .............    .............
Total shareholders' equity                                                       21,653           22,893
                                                                          .............    .............
Total liabilities and shareholders' equity                                   $   42,244      $    44,707
                                                                          .............    .............
                                                                          .............    .............

(1) Includes $24,877 of investments and $5,596 of cash and cash equivalents in the Company's insurance subsidiary (London Pacific
    Assurance Limited ("LPAL")) which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Condensed Consolidated Statements of Cash Flows
Under U.S. GAAP (unaudited)
In thousands

                                                                                  Three Months Ended
                                                                                       March 31,
                                                                          ..............................
                                                                                   2005             2004
                                                                          .............    .............

Net cash provided by (used in) operating activities                          $     (171)      $      113
                                                                          .............    .............

Cash flows from investing activities:
Purchases of held-to-maturity fixed maturity securities                          (8,510)               -
Purchases of available-for-sale fixed maturity securities                        (5,122)               -
Purchases of available-for-sale equity securities                                     -              (15)
Proceeds from maturity of held-to-maturity fixed maturity securities                200                -
Proceeds from sale and maturity of available-for-sale fixed maturity
   securities                                                                     1,911            3,098
Other investing cash flows                                                            -               (2)
                                                                          .............    .............
Net cash provided by (used in) investing activities                             (11,521)           3,081
                                                                          .............    .............

Cash flows from financing activities:
Insurance policyholder benefits paid                                             (1,309)          (4,137)
Proceeds from disposal of shares by the employee benefit trusts                      18                -
                                                                          .............    .............
Net cash used in financing activities                                            (1,291)          (4,137)
                                                                          .............    .............

Net decrease in cash and cash equivalents                                       (12,983)            (943)
Cash and cash equivalents at beginning of period (1)                             19,495           14,408
Foreign currency translation adjustment                                             (14)              79
                                                                          .............    .............
Cash and cash equivalents at end of period (1), (2)                          $    6,498       $   13,544
                                                                          .............    .............
                                                                          .............    .............

(1) Does not include $1,009 of cash held in escrow as of March 31, 2005.

(2) The amount for March 31, 2005 includes $5,596 in the Company's insurance subsidiary (LPAL) which is not currently available to fund the operations or commitments of the Company or its other subsidiaries.